SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2008

EVANS & SUTHERLAND COMPUTER CORPORATION

(Exact Name of Registrant as Specified in Charter)

Utah	0-8771	87-0278175
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

770 Komas Drive, Salt Lake City, Utah		84108
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s telephone number, including area code) (801) 588-1000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 425 under the Exchange Act (17 CFR 240.14.a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry into a Material Definitive Agreement

On June 9, 2008, Evans & Sutherland Computer Corporation (the “Company”) entered into a Settlement Agreement and Release (the “Agreement”) with Rockwell Collins, Inc. (“RC”) and Rockwell Collins Simulation and Training Solutions LLC (“RC Simulation”) for the purpose of resolving certain disputes that had arisen between the parties related to their respective performance under the following agreements, each dated May 26, 2006: (1) a Laser Projection Systems Agreement (the “Systems Agreement”) by and among the Company, RC and RC Simulation; (2) a Laser Projection System Supply Agreement (the “Supply Agreement”) by and between the Company and RC Simulation; and (3) an Escrow Agreement (“Escrow Agreement”) by and among the Company, RC and U.S. Bank National Association, as Escrow Agent.  Under the terms of the Agreement, the parties agreed to disburse $1,050,000 of the funds held by the Escrow Agent pursuant to the Escrow Agreement to the Company and the balance of the funds to RC.  Under the Agreement, the parties also agreed as of the date of completion of the foregoing disbursements (the “Closing Date”), each of the Systems Agreement, the Supply Agreement and the Escrow Agreement would be effectively terminated.  Additionally, under the Agreement, the Company and RC Simulation agreed, upon execution of the Agreement, to jointly give written notice to EscrowTech International, Inc. (“EscrowTech”) terminating, effective as of the Closing Date, the Technology Escrow Agreement dated May 26, 2006 by and between the Company, RC Simulation and EscrowTech International, Inc., and instructing EscrowTech to promptly return certain deposit materials (as specified in the Technology Escrow Agreement) to the Company.

In exchange for the foregoing, each of the Company, RC and RC Simulation agreed to release and discharge the others, and their respective current and former parents, subsidiaries, controlled affiliates, offers, directors, employees and agents, from any and all known or unknown claims or causes of action arising out of or related to any of the Systems Agreement, Supply Agreement or Escrow Agreement or the transactions or occurrences contemplated thereby.

A copy of the Agreement is attached hereto as Exhibit 10.1 and incorporated by reference.

Item 1.02       Termination of a Material Definitive Agreement

See Item 1.01 above which is incorporated herein by reference.

Item 9.01       Financial Statements and Exhibits.

(d)      Exhibits

Exhibit No.	Description

10.1

Settlement Agreement and Release dated June 9, 2008 by and between Rockwell Collins, Inc. and Rockwell Collins Simulation and Training Solutions LLC, on the one hand, and Evans & Sutherland Computer Corporation, on the other.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2008	EVANS & SUTHERLAND COMPUTER CORPORATION

	By:	/s/ Paul Dailey
Name: Paul Dailey
Its: Chief Financial Officer and Corporate Secretary